UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 26, 2004

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

(404) 303-4000

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 26, 2004, HomeBanc Corp. (the “Company”) issued a press release (the “Press Release”) announcing the election of Mr. Warren Y. Jobe to the Company’s Board of Directors. Mr. Jobe was elected at a meeting of the Company’s Board of Directors on August 26, 2004. Mr. Jobe is expected to serve as a member of the Company’s Audit Committee.

Pursuant to General Instruction F of Form 8-K, the Press Release is attached hereto as Exhibit 99.1 and only those portions of the Press Release relating to the election of Mr. Jobe are incorporated into this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Charles W. McGurire
Charles W. McGuire
Executive Vice President, General Counsel & Secretary

Date: August 30, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated August 26, 2004.